CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts - AmSouth Funds", in the Combined Proxy Statement of AmSouth Funds and Prospectus for Pioneer Oak Ridge Large Cap Growth Fund (a portfolio of Pioneer Series Trust I) ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated September 29, 2004, with respect to the financial statements and financial highlights of the AmSouth Large Cap Fund and AmSouth Capital Growth Fund, included in the AmSouth Funds Annual Report for the year ended July 31, 2004, in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Pioneer Series Trust I.

We also consent to the references to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the AmSouth Funds Statement of Additional Information, and to the incorporation by reference of our report, dated September 29, 2004, on the financial statements and financial highlights of AmSouth Large Cap Fund and AmSouth Capital Growth Fund included in the AmSouth Funds Annual Report for the year ended July 31, 2004, in Post-Effective Amendment No. 43 to the Registration Statement (Form N-1A, 1933 Nos. 33-21660) of the AmSouth Funds, as filed with the Securities and Exchange Commission on December 1, 2004 (Accession No. 0000898432-04-000999), which is incorporated by reference into the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of Pioneer Series Trust I.

                                                /s/ ERNST & YOUNG LLP

Columbus, Ohio
August 15, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions " Financial Highlights" and "Experts - Pioneer Funds", in the Combined Proxy Statement of AmSouth Funds and Prospectus for Pioneer Oak Ridge Large Cap Growth Fund (a portfolio of Pioneer Series Trust I) ("Combined Proxy Statements and Prospectus"), and to the incorporation by reference of our report dated January 7, 2005, with respect to the financial statements and financial highlights of Pioneer Oak Ridge Large Cap Growth Fund, included in the Annual Report to the Shareowners for the year ended November 30, 2004, in the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Oak Ridge Large Cap Growth Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(g)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statements and Prospectus.

We also consent to the references to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Oak Ridge Large Cap Growth Fund Statement of Additional Information, and to the incorporation by reference of our report, dated January 7, 2005, on the financial statements and financial highlights of Pioneer Oak Ridge Large Cap Growth Fund included in the Annual Report to the Shareowners for the year ended November 30, 2004, in Post-Effective Amendment No. 5 to the Registration Statement (Form N-1A, 1933 Nos. 333-108472), as filed with the Securities and Exchange Commission on March 28, 2005 (Accession No. 0001016964-05-000116), which is incorporated by reference into the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Oak Ridge Large Cap Growth Fund.

                                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
August 17, 2005